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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York (State or other jurisdiction of incorporation)	1-13515 (Commission file number)	25-0484900 (IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated September 21, 2003, entitled "Forest Oil Announces Plans to Purchase Unocal Properties."

Item 9. Regulation FD Disclosure and Results of Operations and Financial Condition.

        The following information is furnished under Item 9. "Regulation FD Disclosure."

        On September 21, 2003, we issued a press release announcing that we had entered into an agreement with Union Oil Company of California to purchase properties in South Louisiana and offshore Gulf of Mexico. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein. The press release contains a measure that may be deemed a "non-GAAP financial measure" as defined in Rule 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure is explained in the press release under the caption "Non-GAAP Financial Measures."

        In accordance with General Instructions B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: September 23, 2003	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President— General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated September 21, 2003, entitled "Forest Oil Announces Plans to Purchase Unocal Properties."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure and Results of Operations and Financial Condition.
SIGNATURES
  INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K